                                     EXHIBIT 99.2

                 CHAMPION INDUSTRIES, INC. AND INTERFORM CORPORATION

                Proforma Consolidated Financial Statements (Unaudited)


    On December 31, 1996, Champion Industries, Inc. (Champion) acquired all of the outstanding common stock of Interform Corporation (Interform) in exchange for cash of $2,500,000.

The following pro forma consolidated balance sheet as of July 31, 1996, and the pro forma consolidated income statements for the nine months ended July 31, 1996, and for the year ended October 31, 1995, give effect to the acquisition of 100% of the outstanding common shares of Interform by Champion as if the acquisition had occurred at the beginning of each period presented.
 The pro forma information is based on the historical financial statements of Champion as of July 31, 1996, and for the nine months then ended, and for the year ended October 31, 1995. The pro forma information is based on the historical financial statements of Interform as of September 30, 1996, and for the nine months then ended, and for the year ended December 31, 1995. This transaction has been accounted for under the purchase method of accounting.

On June 30, 1996, Champion acquired all of the outstanding common stock of Smith & Butterfield Co., Inc. in exchange for 66,666 shares (83,333 shares after giving effect to the January 27, 1997, stock split) of Champion common stock with an estimated fair value of $1,200,000. The pro forma information for the nine months ended July 31, 1996, and for the year ended October 31, 1995, gives effect to this transaction under the purchase method of accounting as if the acquisition had occurred at the beginning of each period presented.

On November 13, 1995, Champion acquired all of the outstanding common stock of Donihe Graphics, Inc. in exchange for cash of $950,000 and 66,768 shares (104,325 shares after giving effect to the January 27, 1997, and January 22, 1996, stock splits) of Champion's common stock with an estimated fair value of $1,500,000. The pro forma information for the year ended October 31, 1995, gives effect to this transaction under the purchase method of accounting as if the acquisition had occurred on November 1, 1994.

The pro forma consolidated financial statements have been prepared by Champion management based upon the audited financial statements of Interform, included elsewhere herein, and the audited financial statements of Donihe Graphics, Inc. and Smith & Butterfield Co., Inc. included in previously filed 1934 Act filings, and the unaudited historical interim financial statements provided by Interform and Smith & Butterfield management. These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the combinations had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the audited financial statements and notes of Champion included in Form 10-K for the year ended October 31, 1995, and not included herein, and the audited financial statements and notes of Interform for the year ended December 31, 1995, included elsewhere herein.

                 CHAMPION INDUSTRIES, INC. AND INTERFORM CORPORATION
                    Pro Forma Condensed Balance Sheet (Unaudited)


                                       Champion                 Interform                                 Pro Forma
                                    Industries, Inc.           Corporation                 Pro Forma     Consolidated
                                     July 31, 1996          September 30, 1996    Note    Adjustments    July 31, 1996
                                    ---------------         ------------------    ----    -----------    -------------
Current assets:
  Cash                                 $1,992,336                    $7,000                                $1,999,336
  Accounts receivable                   9,165,009                 5,147,000                                14,312,009
  Inventories                           7,075,583                 2,154,000                                 9,229,583
  Other current assets                    580,348                    75,000                                   655,348
  Deferred income tax assets              272,657                   332,000                                   604,657
                                    ----------------------------------------------------------------------------------

Total current assets                   19,085,933                 7,715,000                                26,800,933
                                    ----------------------------------------------------------------------------------

Property and equipment, at cost:
  Land                                    647,340                    92,211        1         (92,211)         647,340
  Building & improvements               3,123,824                   459,989        1        (459,989)       3,123,824
  Machinery & equipment                12,846,644                12,175,403        1     (12,175,403)      17,885,644
                                                                                   1       5,039,000
  Equipment under capital lease         1,698,990                         -                                 1,698,990
  Furniture & fixtures                  1,295,960                   258,728        1        (258,728)       1,415,960
                                                                                   1                          120,000
  Vehicles                              1,000,356                    21,083        1         (21,083)       1,000,356
                                    ----------------------------------------------------------------------------------

                                       20,613,114                13,007,414               (7,848,414)      25,772,114
    Less accumulated
      depreciation                     (8,444,248)              (10,485,414)       1      10,485,414       (8,444,248)
                                    ----------------------------------------------------------------------------------

                                       12,168,866                 2,522,000                2,637,000       17,327,866
                                    ----------------------------------------------------------------------------------

Cash surrender value                      430,907                         -                                   430,907
Assets held for sale                                                               1         300,000          300,000
Goodwill                                2,250,023                 4,457,000        4      (4,457,000)       2,364,023
                                                                                   4         114,000
Other assets                              263,967                   162,000        4        (150,000)         275,967
                                    ----------------------------------------------------------------------------------

                                        2,944,897                 4,619,000               (4,193,000)       3,370,897
                                    ----------------------------------------------------------------------------------

                                      $34,199,696               $14,856,000              $(1,556,000)     $47,499,696
                                    ----------------------------------------------------------------------------------
                                    ----------------------------------------------------------------------------------


       See notes to the pro forma unaudited consolidated financial statements.

                 CHAMPION INDUSTRIES, INC. AND INTERFORM CORPORATION
                    Pro Forma Condensed Balance Sheet (Unaudited)

                                       Champion                 Interform                                 Pro Forma
                                    Industries, Inc.           Corporation                 Pro Forma     Consolidated
                                     July 31, 1996          September 30,1996     Note    Adjustments    July 31, 1996
                                    ---------------         ------------------    ----    -----------    -------------
Current  liabilities:
  Notes payable                       $ 1,131,000               $ 3,747,000        2        3,747,000     $ 1,131,000
  Accounts payable                      1,126,933                 1,187,000                                 2,313,933
  Accrued payroll                       1,182,361                         -                                 1,182,361
  Taxes accrued & withheld                263,353                         -                                   263,353
  Accrued income taxes                    734,427                    14,000                                   748,427
  Accrued expenses                        522,235                 2,011,000                                 2,533,235
  Current portion of long-term
    debt:
      Notes payable                       781,563                   493,000        2         (507,000)      1,781,563
      Capital leases                      430,627                         -                                   430,627
                                    ----------------------------------------------------------------------------------

Total current liabilities               6,172,499                 7,452,000                 3,240,000      10,384,499

Long-term debt, net of current
portion:
  Notes payable                         2,601,157                 2,167,000        2       (2,500,000)     10,508,157
                                                                                   2       (3,240,000)
  Capital leases                        1,184,490                         -                                 1,184,490
Deferred income tax liabilities         1,490,941                     6,000        3       (1,175,000)      2,671,941
Deferred gain                             340,203                         -                                   340,203
                                    ----------------------------------------------------------------------------------

Total liabilities                      11,789,290                 9,625,000                (3,675,000)     25,089,290
                                    ----------------------------------------------------------------------------------

Shareholders' equity:
  Common stock                          6,483,926                   139,000         1         139,000       6,483,926
  Additional paid-in capital            9,342,075                11,701,000         1      11,701,000       9,342,075
  Retained earnings                     6,584,405                (6,609,000)     1,2,3,4   (6,609,000)      6,584,405
                                    ----------------------------------------------------------------------------------

Total shareholders' equity             22,410,406                 5,231,000                 5,231,000      22,410,406
                                    ----------------------------------------------------------------------------------

                                      $34,199,696               $14,856,000               $ 1,556,000     $47,499,696
                                    ----------------------------------------------------------------------------------
                                    ----------------------------------------------------------------------------------

       See notes to the pro forma unaudited consolidated financial statements.

                 CHAMPION INDUSTRIES, INC. AND INTERFORM CORPORATION
                   Pro Forma Condensed Income Statement (Unaudited)

                                                                                                                Pro Forma
                                Champion                                 Interform                             Consolidated
                            Industries, Inc.   Smith & Butterfield      Corporation                             Nine months
                           Nine months ended    Eight months ended   Nine months ended            Pro Forma         ended
                             July 31, 1996         June 30, 1996     September 30, 1996   Note   Adjustments   July 31, 1996
                           -----------------   -------------------   ------------------   ----   -----------   -------------
Revenues:
  Printing                    $30,699,386          $    -                $26,072,000              $    -        $56,771,386
  Office products &
    office furniture           11,967,586           3,354,655                   -                      -         15,322,241
                           -------------------------------------------------------------------------------------------------

    Total revenues             42,666,972           3,354,655             26,072,000                   -         72,093,627
                           -------------------------------------------------------------------------------------------------
Cost of sales:
  Printing                     20,734,624               -                 17,436,000                   -         38,170,624
  Office products &
    office furniture            7,628,119           2,362,766                   -                      -          9,990,885
                           -------------------------------------------------------------------------------------------------

    Total cost of sales        28,362,743           2,362,766             17,436,000                   -         48,161,509
                           -------------------------------------------------------------------------------------------------

Selling, general &
  administrative expenses      10,387,747           1,032,717              8,524,000       5,7     (316,691)     20,261,155
                           -------------------------------------------------------------------------------------------------

Income (loss) from
operations                      3,916,482             (40,828)               112,000               (316,691)      3,670,963
                           -------------------------------------------------------------------------------------------------

Other income (expenses):
  Interest income                  13,463                -                      -                      -             13,463
  Interest expense               (260,758)            (28,496)              (452,000)       6      (122,000)       (863,254)
  Other                           130,491               4,476               (209,000)      10       (34,641)       (108,674)
                           -------------------------------------------------------------------------------------------------

                                 (116,804)            (24,020)              (661,000)              (156,641)       (958,465)
                           -------------------------------------------------------------------------------------------------
Income (loss) before
income taxes                    3,799,678             (64,848)              (549,000)              (473,332)      2,712,498

  Income (taxes) benefit       (1,558,000)              2,796                135,000        8       174,000      (1,246,204)
                           -------------------------------------------------------------------------------------------------

Net income (loss)             $ 2,241,678         $   (62,052)            $ (414,000)             $(299,332)    $ 1,466,294
                           -------------------------------------------------------------------------------------------------
                           -------------------------------------------------------------------------------------------------

Earnings per share (9)              $0.28                                                                             $0.18
                           -------------------------------------------------------------------------------------------------
                           -------------------------------------------------------------------------------------------------

Weighted average shares
  outstanding (9)               8,062,700                                                            74,073       8,136,773
                           -------------------------------------------------------------------------------------------------
                           -------------------------------------------------------------------------------------------------

     See notes to the pro forma unaudited consolidated financial statements.

               CHAMPION INDUSTRIES, INC. AND INTERFORM CORPORATION
                 Pro Forma Condensed Income Statement (Unaudited)


                       Champion            Donihe             Smith &            Interform                            Pro Forma
                    Industries,Inc.    Graphics, Inc.       Butterfield         Corporation                          Consolidated
                      Year Ended         Year Ended          Year Ended         Year Ended             Pro Forma      Year Ended
                   October 31, 1995  September 30, 1995  September 30, 1995  December 31, 1995  Note  Adjustments  October 31, 1995
                   ----------------  ------------------  ------------------  -----------------  ----  -----------  ----------------
Revenues:
  Printing           $ 30,269,131       $ 6,484,150          $         -        $ 32,907,352           $        -    $ 69,660,633
  Office products
    & office
    furniture          14,532,229                 -            5,105,683                   -                    -      19,637,912
                   ----------------------------------------------------------------------------------------------------------------

  Total revenues       44,801,360         6,484,150            5,105,683          32,907,352                    -      89,298,545
                   ----------------------------------------------------------------------------------------------------------------

Cost of sales:
  Printing             18,971,767         5,319,795                    -          24,094,860                    -      48,386,422
  Office products
    & office
    furniture           9,670,370                 -            3,687,521                   -      7        33,436      13,391,327
                   ----------------------------------------------------------------------------------------------------------------

Total cost of
  sales                28,642,137         5,319,795            3,687,521          24,094,860               33,436      61,777,749
                   ----------------------------------------------------------------------------------------------------------------

Selling, general &
 administrative
  expenses             11,162,197         1,355,012            1,581,692           8,764,065      5,7     429,878      23,292,844
                   ----------------------------------------------------------------------------------------------------------------

Income from
 operations             4,997,026          (190,657)            (163,530)             48,427             (463,314)      4,227,952
                   ----------------------------------------------------------------------------------------------------------------

Other income (expenses):
  Interest income          10,705            30,553                    -               1,557                    -          42,815
  Interest expense       (185,255)          (39,936)             (45,531)           (619,004)       6    (225,078)     (1,114,804)
  Other                   113,505           107,793                5,598              82,661       10     (34,641)        274,916
                   ----------------------------------------------------------------------------------------------------------------
                          (61,045)           98,410              (39,933)           (534,786)            (259,719)       (797,073)
                   ----------------------------------------------------------------------------------------------------------------

Income before
 income taxes           4,935,981           (92,247)            (203,463)           (486,359)            (723,033)      3,430,879
Income taxes           (1,995,000)             (600)                (154)            173,888        8     281,120      (1,540,746)
                   ----------------------------------------------------------------------------------------------------------------

Net income           $  2,940,981       $   (92,847)         $  (203,617)       $   (312,471)          $ (441,913)   $  1,890,133
                   ----------------------------------------------------------------------------------------------------------------
                   ----------------------------------------------------------------------------------------------------------------

Earnings per
 share (9)           $       0.37                 -                    -                    -                        $       0.23
                   ----------------------------------------------------------------------------------------------------------------
                   ----------------------------------------------------------------------------------------------------------------
Weighted average
 shares
 outstanding (9)        7,898,941                 -                    -                    -             187,658       8,086,599
                   ----------------------------------------------------------------------------------------------------------------
                   ----------------------------------------------------------------------------------------------------------------


      See notes to the pro forma unaudited consolidated financial statements

               CHAMPION INDUSTRIES, INC. AND INTERFORM CORPORATION
       Notes to the Pro forma Consolidated Financial Statements (Unaudited)



(1) Under purchase accounting, Interform's assets and liabilities are required to be adjusted to their estimated fair values. The fair values have been established through independent appraisals. However, these values are preliminary and were based on the pre-acquisition assets and liabilities. Champion cannot be sure that such estimated fair values represent the fair values that will ultimately be determined at the acquisition date. The following are the pro forma adjustments made to reflect Interform's assets and liabilities at fair value as of September 30, 1996:

                                                Interform
                                Estimated       Historical        Estimated
                                Fair Value        Values         Adjustments
                                ----------      ----------       -----------

Land                                     0          92,211          (92,211)
Buildings and Improvements               0         459,989         (459,989)
Machinery and Equipment          5,039,000      12,175,403       (7,136,403)
Furniture and Fixtures             120,000         258,728         (138,728)
Vehicles                                 0          21,083          (21,083)
Assets held for sale               300,000                          300,000
Less: accumulated depreciation           0     (10,485,414)      10,485,414
                                ---------------------------------------------
                                 5,459,000       2,522,000        2,937,000
                                ---------------------------------------------
                                ---------------------------------------------

Common stock                             0         139,000         (139,000)
Additional paid-in capital               0      11,701,000      (11,701,000)
Accumulated deficit                      0      (6,609,000)       6,609,000
                                ---------------------------------------------
                                         0       5,231,000       (5,231,000)
                                ---------------------------------------------
                                ---------------------------------------------


(2) To record the additional financing of $2,500,000 and to properly reflect the estimated current portion of long term debt.

(3) To record the estimated deferred income tax liability related to the net write-up of the fixed assets.

         Net write-up of fixed assets       2,937,000
         Income tax rate                          40%
                                            ---------
         Deferred income tax liability      1,175,000
                                            ---------
                                            ---------

(4) To eliminate previously recorded goodwill of Interform and record the excess purchase price over the fair value of the assets acquired (goodwill).


         Interform net assets at September 30, 1996     $ 5,231,000
         Net write-up of fixed assets                     2,937,000
         Deferred income tax liability                   (1,175,000)
         Write-off of existing goodwill and
             loan financing costs                        (4,607,000)
                                                         ----------
         Interform adjusted net assets                    2,386,000
         Preliminary purchase price                      (2,500,000)
                                                        -----------
         Goodwill                                       $   114,000
                                                        -----------
                                                        -----------


(5) To amortize $114,000 goodwill of Interform and $808,000 goodwill of Smith & Butterfield over a life of 25 years using the straight-line method.

(6) To record the interest expense related to financing the acquisition of Interform for 1996 and 1995 and Donihe for 1995.

(7) To record depreciation on the adjusted basis of the fixed assets acquired of Donihe, Smith & Butterfield, and Interform over the remaining estimated useful life of the respective assets.

(8)  To record the income tax effect of the pro forma adjustments.

(9) All shares outstanding and per share amounts included in the pro forma financial information have been adjusted to reflect the 5-for-4 stock split effective January 27, 1997.

(10) To record the effect of abandoning certain leases of Smith &
     Butterfield at acquisition.